UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549


FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT
REPORTED): SEPTEMBER 25, 2007

LEXIT TECHNOLOGY, INC.
(Name of Small Business Issuer as specified in its charter)


		Colorado                        000-
52503
		      (State or other
	(Commission File		(IRS
Employer
		         jurisdiction of         Number
Number)


7486 La Jolla Blvd., Suite 479
La Jolla, CA 92037
P: 877-565-0515
F: 302-861-3738

(Address of principal executive offices and zip code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

    [] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

    [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

    [] Pre-commencement communications pursuant to
Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

    [] Pre-commencement communications pursuant to
Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))









ITEM 1.01  ENTRY INTO A MATERIAL
DEFINITIVE AGREEMENT.

On or before September 25, 2007 (the "Closing Date"), pursuant to the terms of a Share Purchase Agreement dated August 22, 2007 (the "Agreement"), AL Kennedy of 9595 Wilshire Blvd, Beverly Hills, CA 90212, will purchase 1,390,000 shares (the "Shares") of Lexit
Technology, Inc., a Colorado corporation (the
"Company" or "Registrant"), common stock from Walter Reed, the sole shareholder, officer and director of the Company, in a private purchase transaction.

A copy of the Agreement is attached hereto as an exhibit. The foregoing description is modified by such reference.


ITEM 5.01 CHANGES IN CONTROL OF
REGISTRANT.

Pursuant to the terms of a Share Purchase Agreement, AL Kennedy will purchase 1,390,000 shares of the Company's common stock from Walter Reed, the sole shareholder, officer and director of the Company. The total of 1,390,000 shares represents 100% of the Company's issued and outstanding common stock. On or before September 25, 2007, AL Kennedy will pay
$5,000 in cash to Walter Reed for his shares.
Immediately after the Closing, AL Kennedy will become the "control person" of the Company as that term is defined in the Securities Act of 1933, as amended. As part of the Acquisition and pursuant to the Share Purchase Agreement, the following changes to the Company's directors and officers will occur on September 25, 2007 (the "Closing Date," as defined in the Agreement):

- Walter Reed will resign as the Company's President,
Chief Executive Officer, Chief Financial Officer,
Treasurer and Secretary effective September 25, 2007.

- AL Kennedy will be appointed as the Company's
President, Chief Executive Officer, Chief Financial
Officer, Treasurer and Secretary effective as of September 25, 2007.

- Walter Reed will then resign as a member of the Board of Directors of the Company.

In connection with this change in control, effective
September 25, 2007, the Company's new address will be at 9595 Wilshire Blvd., Beverly Hills, CA 90212.

ITEM 5.02  DEPARTURE OF DIRECTORS OR
PRINCIPAL  OFFICERS;  ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL
OFFICERS.

Walter Reed will resign as the Company's Director effective September 25, 2007. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Walter Reed will resign as the Company's President, Chief Executive Officer, Chief Financial Officer,
Treasurer and Secretary effective September 25, 2007.

AL Kennedy will be appointed as the Company's
President, Chief Executive Officer, Chief Financial
Officer, Treasurer and Secretary effective on September
25, 2007

AL Kennedy will be appointed as the Company's sole
Director effective on September 25, 2007.

AL Kennedy has over 15 years experience in accounting and estate planning, and most recently has provided financial and accounting services as an independent consultant serving the commercial gaming industry.


ITEM 9.01 FINANCIAL STATEMENT AND
EXHIBITS.

(a) Financial Statements of Business Acquired.

    None.


(b) Pro Forma Financial Information.

    None.


(c) Exhibits.


             10.1   Share Purchase Agreement dated as of
August 22, 2007 between Walter Reed and AL
Kennedy.

             99.1   Resignation from Walter Reed dated
September 25, 2007.




                           SIGNATURE


Pursuant to the requirements of the Securities Exchange
Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                                       LEXIT TECHNOLOGY, INC.


                                       By: /s/ Walter Reed
                                       ------------------------------------
                                       Name:  Walter Reed
                                       Title: President and Chief
executive
                                              Officer


Date: September 30, 2007
















EXHIBIT 10.1

SHARE PURCHASE AGREEMENT

       This Agreement made as of the 22nd day of August, 2007 ("Agreement"), by and between WALTER REED, with an address at P.O. Box 152112,
San Diego, CA 92019 ("Seller"), and AL KENNEDY with an address at 9595 Wilshire Blvd., Beverly Hills,
CA 90212 ("Purchaser").

W I T N E S S E T H:

       WHEREAS, Seller is the record owner and holder of 1,390,000 Common Shares, par value $.001 par value (the "Shares"), of LEXIT TECHNOLOGY,
INC., a Colorado corporation ("Corporation"), which Corporation has 1,390,000 shares of common stock, issued and outstanding as of the date of this Agreement, as more fully described in the attached
Exhibit A.

       WHEREAS, Purchaser desires to purchase all 1,390,000 of the Shares from Seller, which constitutes
100% of the Corporation's issued and outstanding shares as of the date of this Agreement and Seller desires to sell such Shares upon the terms and conditions hereinafter set forth;

       NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and sale of the Corporation's
Shares,  it  is  hereby agreed, as follows:

       1.    PURCHASE  AND SALE OF SHARES.
Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Closing and the Seller agrees to sell to Purchaser at the Closing, 1,390,000 of Seller's Shares for a total price of Five
Thousand and 00/100 dollars  ($5,000.00)  (the
"Purchase Price").

       2. GOOD FAITH DEPOSIT. At the Closing, as defined below, Purchaser will pay the Purchase
Price of Five Thousand and 00/100 dollars ($5,000.00) to Seller by wire transfer.

       3.    CLOSING.  The purchase and  sale of the
Shares shall take place on or before September 25, 2007; at such time and place as the Purchaser and Seller mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At
Closing, Purchaser shall deliver to Seller, in cash, by wire transfer to an account to be designated by Seller, the balance of the Purchase Price in the amount of Five Thousand and 00/100 dollars ($5,000.00), and
Seller  will  immediately deliver the following to
Purchaser: (A) the certificates representing the Shares transferred hereunder, duly endorsed for transfer to the Purchaser or accompanied by appropriate stock powers, (B) the original of the Certificate of Incorporation and bylaws, (C) all corporate books and records (including all accounting records and SEC filings to date); and (D) written resignations of incumbent directors and officers of the Corporation.

       4.    REPRESENTATIONS   AND
WARRANTIES  OF  SELLER.   Seller,  as  sole
director and officer of Corporation, hereby represents and warrants to Purchaser that:

       (i)   Corporation is a  corporation  duly organized
and validly existing and in good standing
under the laws  of  the State of Colorado and
has the corporate power and authority to carry
on the business it is now being conducted.
Corporation and/or Seller  do not require any
consent and/or authorization, declaration or
filing  with  any government  or  regulatory
authority  to  undertake  any  actions herein;
       (ii)  Corporation  has  filed  with  the  United
States  Securities and Exchange Commission
(`SEC") a registration statement on Form 10-
SB effective pursuant to the Securities
Exchange Act of 1934 and is a reporting
company pursuant to Section 12(g) thereunder.
       (iii) Corporation has timely filed and is current on all reports required to be filed by it pursuant to Sections 13 and 15  of  the
Securities Exchange Act of 1934.
       (iv)  Corporation   is   newly  formed  with  no
financial  information available other than the
financial  information included in its SEC
filings;
       (v)   There  are  no  legal  actions,   suits,
arbitrations,  or  other administrative, legal or
governmental  proceedings  threatened  or
pending  against  the  Corporation  and/or
Seller  or against the Seller  or  other  employee,
officer, director or stockholder of Corporation. Additionally, Seller is not aware of any facts which may/might  result  in  or  form  a basis  of
such  action,  suit, arbitration or other
proceeding on any basis whatsoever;
       (vi)  The Corporation has no subsidiaries  or  any
direct  or  indirect ownership   interest   in   any
other  corporation,  partnership, association,
firm or business in any manner;
       (vii) The Corporation and/or Seller  does not have
in effect nor has any present intention to put
into effect  any  employment  agreements,
deferred    compensation,   pension   retirement
agreements   or arrangements,   options
arrangements,   bonus,   stock  purchase
agreements, incentive or profit-sharing plans;
       (viii) No person or firm has, or will have, any right, interest or valid claim against the
Corporation  for any commission, fee or other
compensation in connection with the sale of the
Shares herein as a finder or broker or in any
similar capacity as a result of any act or
omission by the Corporation and/or  Seller  or
anyone acting on behalf of the Corporation
and/or Seller;
       (ix)  The  business  and operation of the
Corporation has  and  will  be conducted  in
accordance   with   all   applicable  laws,  rules,
regulations,  judgments.   Neither  the
execution,   delivery  or performance  of this
Agreement (A) violates the Corporation's by-laws, Certificate of Incorporation, Shareholder
Agreements or any existing resolutions;  and,
(B) will cause the Corporation to lose any benefit or any right or privilege it enjoys under the Securities Act ("Act") or other applicable state securities laws;
       (x) Corporation has not conducted any business and/or entered into any agreements with third-parties;
       (xi) This Agreement has been duly executed and delivered by constitutes a valid and binding instrument, enforceable in accordance with its terms and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Corporation and/or Seller a party or by which they are bound;
       (xii) Seller is the legal and beneficial owner of the Shares and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances;
       (xiii)Seller warrants that the Corporation being transferred shall be transferred with no liabilities and little or no assets, and shall defend and hold Purchaser and the Corporation harmless against any action by any third party against either of them arising out of, or as a consequence of, any act or omission of Seller or the Corporation prior to, or during the closing contemplated by this contract of sale;
and,
       (xiv) The information contained on Exhibit A is true and correct.

       5.    REPRESENTATIONS  AND  WARRANTIES
OF PURCHASER. Purchaser hereby represents and warrants to Seller that:

       (i) Purchaser has the power and authority to execute and deliver this Agreement, to perform his obligations  hereunder  and  to
consummate  the  transactions   contemplated
hereby.  This Agreement has been duly
executed and delivered by Purchaser  and
constitutes a valid and binding instrument,
enforceable  in accordance with its terms;
       (ii) The execution, delivery and performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of  any  agreement, mortgage,  lease  or  other
instrument or indenture to which Purchaser is a
party or by which Purchaser is bound;
       (iii) At no time was Purchaser presented with or solicited by or through any leaflet, public
promotional   meeting,   television
advertisement or any other form of general solicitation or advertising; and,
       (iv) Purchaser is purchasing the Shares solely for his own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.
       (v) The Purchaser is an "accredited investor" as defined under Rule 501 under the Securities Act.
       (vi) Purchaser hereby agrees that such shares are restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements.

       6. NOTICES. Notice shall be given by certified mail, return receipt requested, the date of notice being deemed the date of postmarking. Notice, unless either party has notified the other of an alternative address as provided hereunder, shall be sent to the address as set forth herein:

                    Seller:        Walter Reed
                                       P.O. Box 152112
		   San Diego, CA 92195

                    Purchaser:   AL Kennedy
                                        9595 Wilshire Blvd.
		   Beverly Hills, CA 92012

       7.    GOVERNING LAW.  This Agreement  shall
be interpreted and governed in  accordance  with the
laws of the State of Colorado.    The  parties  herein
waive trial by jury. In the event that litigation results or arise out of this Agreement or the performance thereof, the parties agree that the prevailing party is entitled to reimbursement for the non-prevailing party of reasonable attorney's fee, costs, expenses, in addition to any other relief to which the prevailing party may be entitled.

       8.    CONDITIONS  TO  CLOSING.   The  Closing
is conditioned upon the fulfillment by the Seller of the satisfaction of the representations and warranties made herein being true and correct in all material respects as of the date of Closing.

       9. SEVERABILITY. In the event that any term, covenant, condition, or other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

       10.   ENTIRE AGREEMENT.  This Agreement
contains all of the terms agreed upon by the parties with respect to the subject matter hereof. This
Agreement has been entered into after full investigation.

       11.   INVALIDITY.  If  any  paragraph of this
Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or effect any other clause, Paragraph, section or part of this Agreement.

       12.   GENDER AND NUMBER; SECTION
HEADINGS. Words importing a particular gender mean and include the other gender and words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

       13.   AMENDMENTS.  No amendments or
additions to this Agreement shall be binding unless in writing, signed by both parties, except as herein otherwise provided.

       14.   ASSIGNMENT.  Neither party  may  assign
this Agreement without the express written consent of the other party. Any agreed assignment by the Seller shall be effectuated by all the necessary corporate authorizations and governmental and/or regulatory filings.

       15.   CLOSING DOCUMENTS.  Seller  and
Purchaser agree, at any time, to execute, and acknowledge where appropriate, and to deliver any and all documents/instruments, and take such further action, which may necessary to carry out the terms, conditions, purpose and intentions of this Agreement. This paragraph shall survive the Closing.

       16.   EXCLUSIVE  AGREEMENT;
AMENDMENT. This Agreement supersedes all prior agreements or understandings among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.

       17.   FACSIMILE SIGNATURES. Execution  of
this Agreement and delivery of signed copies thereof by facsimile signatures from the parties hereto or their agents is acceptable to the parties who waive any objections or defenses based upon lack of an original signature.

       18.   PUBLICITY.    Except  as otherwise required
by law, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other to the contents and the manner of presentation and publication thereof.

       IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.

                                        /s/ AL Kennedy
                                        ----------------------------------
                                        AL KENNEDY


                                        /s/ Walter Reed
                                        ----------------------------------
                		   WALTER REED































EXHIBIT 99.1

Walter Reed
P.O. Box 152112
San Diego, CA 92195


September 25, 2007

Lexit Technology, Inc.
c/o AL Kennedy
9595 Wilshire Blvd.
Beverly Hills, CA 92012

LETTER OF RESIGNATION

Dear Sirs:

I hereby resign (to be effective as discussed below) as Director, President, Secretary and Treasurer of Lexit
Technology, Inc., a Colorado corporation (the
"Company").

My resignation will be effective immediately following the consummation of the Share Purchase Agreement, dated August 22, 2007, between Walter Reed and AL
Kennedy.

My resignation is not due to any disagreement with the Company on any matter relating to the Company's operations, policies, practices, or otherwise.

Further, I confirm that I have no claim against the Company whether in respect of remuneration, severance payments, pensions, expenses or compensation for loss of office or in any other respect whatsoever.

Yours faithfully,

/s/ Walter Reed
------------------------------
Walter Reed